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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 9, 2001

                           ENCORE ACQUISITION COMPANY
             (Exact name of registrant as specified in its charter)


                          Commission File No. 001-16295
                                              ---------


          Delaware                                          75-2759650
-------------------------------                       ----------------------
(State or other jurisdiction of                          (I.R.S. Employer
 incorporation or organization)                       Identification Number)

777 Main Street, Suite 1400, Ft. Worth, Texas                  76102
---------------------------------------------                ----------
   (Address of principal executive offices)                  (Zip code)

      Registrant's telephone number, including area code: (817) 877-9955


Item 5. Other Events.

Purchase of Assets

On November 9, 2001, the Company issued a press release announcing the acquisition of oil and natural gas properties in the Permian Basin of West Texas from a major integrated oil company for $55 million. The properties, with estimated proved reserves in excess of 10 million barrels of oil equivalent, have a revenue mix of 97% oil. The Company expects to fund the acquisition from borrowings under the Company's existing Credit Agreement. The Company expects to close the transaction January 2002.

A copy of the press release is filed as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits.

                  99.1     Press Release dated November 9, 2001.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        ENCORE ACQUISITION COMPANY




Date:    November 16, 2001              By: /s/   Morris B. Smith
                                           ------------------------------------
                                           Morris B. Smith
                                           Chief Financial Officer,
                                           Treasurer, Executive Vice President
                                           and Principal Financial Officer






Date:    November 16, 2001              By: /s/   Robert C. Reeves
                                           ------------------------------------
                                           Robert C. Reeves
                                           Vice President, Controller and
                                           Principal Accounting Officer





                                       2


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                               INDEX TO EXHIBITS



EXHIBIT
NUMBER              DESCRIPTION
-------             -----------
  99.1              Press Release dated November 9, 2001.